                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                            THE THAI CAPITAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 426-5523


                                                                  August 9, 1999


Dear Stockholders:


    The Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at 9:30 A.M., New York time, on Friday, September 17, 1999, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.


    At the Annual Meeting, the stockholders will (i) elect two Class II directors and one Class III director; (ii) consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants; (iii) consider the approval of a new Investment Contract between the Fund and Thai Farmers Asset Management Co., Ltd.; and (iv) consider the approval of a new International Investment Advisory Agreement between the Fund and Daiwa SB Investments (HK) Ltd. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                          /s/ Masayasu Ohi

                                          Masayasu Ohi
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE THAI CAPITAL FUND, INC.

                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 17, 1999

                            ------------------------

To the Stockholders of
The Thai Capital Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday September 17, 1999, at 9:30 A.M., New York time, for the following purposes:

    1. To elect two Class II directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002 and one Class III director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

    2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 1999.


    3. To approve or reject a new Investment Contract between the Fund and Thai Farmers Asset Management Co. Ltd., as investment manager of the Fund.



    4. To approve or reject a new International Investment Advisory Agreement between the Fund and Daiwa SB Investments (HK) Ltd., as investment adviser of the Fund.


    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,

                                            Daniel F. Barry
                                            SECRETARY

August 9, 1999

                          THE THAI CAPITAL FUND, INC.

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, September 17, 1999, at 9:30 A.M., New York time, and at any adjournments thereof.


    This Proxy Statement and the form of proxy are being mailed to stockholders on or about August 9, 1999. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Thai Capital Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.


    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE THAI CAPITAL FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING
(800) 426-5523 OR (781) 575-2000.

    The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 6,278,588 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of July 16, 1999.

    Management of the Fund knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 THROUGH 4 OF THE NOTICE OF MEETING.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund:

                     CLASS II                           CLASS III
          ------------------------------          ---------------------
                Austin C. Dowling                     Masayasu Ohi
              Virabongsa Ramangkura

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders as follows: Class II in the year 2002 and Class III in the year 2000, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

    At its September 3, 1998 meeting, the Board of Directors elected Mr. Masayasu Ohi as a director to fill the vacancy created by Mr. Shuichi Komori, whose resignation was effective as of September 1998. Mr. Komori had served as a Class III director, and Mr. Ohi is therefore standing as a Class III director. Although the term of the Fund's Class III directors does not expire until the date on which the Annual Meeting of Stockholders is held in the year 2000, Maryland law and the Fund's By-laws require a director, regardless of Class, who is elected by the Board of Directors to fill a vacancy to stand for election at the next Annual Meeting of Stockholders.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.


                                                      PRESENT OFFICE WITH THE
                                                 FUND, IF ANY, PRINCIPAL OCCUPATION                             SHARES
                                                     OR EMPLOYMENT DURING PAST                               BENEFICIALLY
                                                           FIVE YEARS AND                                       OWNED      PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR     JULY 16,      OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE       1999(+)      CLASS
----------------------------------  ------------------------------------------------------------  --------   ------------  -------
NOMINEES
     Austin C. Dowling (67)         Director, since 1992, The Japan Equity Fund, Inc.               1990        1,250        **
     1002E Long Beach Boulevard
     North Beach, NJ 08008
*    Masayasu Ohi (51)              Chairman of the Board of the Fund since 1998; Chairman,         1998         None        --
     Financial Square               since 1998, The Taiwan Equity Fund, Inc.; Chairman, since
     32 Old Slip, 14th Floor        1998, The Singapore Fund, Inc.; Chairman and Chief Executive
     New York, NY 10005             Officer, Daiwa Securities America Inc., since 1998;
                                    Executive Officer, Daiwa Securities Group Inc., since 1999;
                                    Director, Daiwa Securities Co. Ltd., from 1998 to 1999;
                                    Joint

                                                      PRESENT OFFICE WITH THE
                                                 FUND, IF ANY, PRINCIPAL OCCUPATION                             SHARES
                                                     OR EMPLOYMENT DURING PAST                               BENEFICIALLY
                                                           FIVE YEARS AND                                       OWNED      PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR     JULY 16,      OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE       1999(+)      CLASS
----------------------------------  ------------------------------------------------------------  --------   ------------  -------
     Masayasu Ohi (continued)       Chief Executive of Daiwa Europe Limited, from 1997 to 1998;
                                    President of Daiwa Europe Limited, London, from 1994 to
                                    1997.

     Virabongsa Ramangkura (55)     Member of the Thai Senate; Chairman, Bangkok Expressway         1992         None        --
     99 Surasak Road                Public Co., Ltd., since 1993; Executive Director, Advance
     Bangrak, Bangkok               Agro Public Co., Ltd., since 1994; Director, Preccha Group
     10500, Thailand                Public Co., Ltd.; Ex-member, The Thailand Development
                                    Research Institute and The Council of Trustees; Ex-chairman,
                                    Economic Board, National Research Bureau from 1996 to 1997;
                                    Director, from 1996 to 1997, Bangkok Airways Co., Ltd.;
                                    Chairman, from 1993 to 1994, Board of Commissioners of The
                                    State Railway of Thailand; Member, from 1993 to 1994,
                                    National Land Transportation Committee of Thailand. Advisor,
                                    Orach (Thailand); Advisor, GE Capital (Thailand); Director,
                                    Country Property, Plc.; Director, Assets Insurance Co. Ltd.;
                                    Director, Imperial Hotel Family Plc.
OTHER CURRENT DIRECTORS
     Robert F. Gurnee (71)          Chairman and Chief Executive Officer, since 1990, Financial     1990        1,500        **
     102 Santomera Lane             Integrity Group Inc. (bank and financial services consulting
     Greenville, DE 19807           firm); Director, since 1991, Vestaur Securities Co.;
                                    Director, since 1992, The Japan Equity Fund, Inc.
     Alfred C. Morley (72)          Financial Consultant, since 1991; Senior Director of Old        1990        4,673        **
     119 Falcon Drive               Dominion Capital Management, since 1991; Senior Advisor,
     Charlottesville, VA 22901      since 1990, Financial Analysts Federation; Advisor, from
                                    1990 to 1998, Institute of Chartered Financial Analysts;
                                    Director, since 1990, The Singapore Fund, Inc.

--------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Ohi is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa SB Investments (HK) Ltd. (the "Investment Adviser"), or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at July 16, 1999.

    The Fund's Board of Directors held four regular meetings and three special meetings during the fiscal year ended December 31, 1998. Dr. Virabongsa attended fewer than seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling, Gurnee, Morley and Dr. Virabongsa. The Audit Committee held two regular meetings during the fiscal year ended December 31, 1998. Each incumbent director attended at least seventy five percent of the aggregate number of meetings of the Audit Committee. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Ohi (age 51) has been Chairman of the Board of the Fund since September 1998 (see information provided above).

    Daniel F. Barry (age 52) has been Acting President of the Fund since August 1998 and Secretary of the Fund since March 1999, was also Vice President of the Fund from December 1992 to August 1998 and Treasurer of the Fund from September 1991 to September 1994 and has been Director and Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since December 1998 and June 1993, respectively. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Sean J. Peters (age 38) has been Treasurer of the Fund since June 1998; Vice President of DSTC since June 1998; Assistant Controller of Reserve Management Corporation from 1994 to 1998; Assistant Vice President of Bankers Trust Company from 1992 to 1994.

    John A. Koopman (age 29) has been Assistant Treasurer of the Fund since June 1998; Assistant Vice President of DSTC since June 1998; Assistant Treasurer of Chase Manhattan Bank NA from 1992 to 1998.

    Judy Runrun Tu (age 34) has been Assistant Secretary of the Fund since March 1999; Assistant Vice President of DSTC since March 1998; Financial Analyst of Canon USA from 1997 to 1998; Marketing Coordinator of TotalTel USA from 1995 to 1997; Assistant Controller of Daniel Caron Ltd. from 1990 to 1995.


    Laurence E. Cranch (age 52), Assistant Secretary of the Fund since May 1990 and has been a partner in the law firm of Rogers & Wells LLP since 1980.


TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS


    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $37,104 during the fiscal year ended December 31, 1998. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund. For the fiscal year ended December 31, 1998 the directors voluntarily discounted their fees by 15%.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives an administration fee and a custodian fee.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended December 31, 1998, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:


                                                                    TOTAL
                                                PENSION OR       COMPENSATION
                                                RETIREMENT      FROM FUND AND
                                AGGREGATE    BENEFITS ACCRUED    FUND COMPLEX
                              COMPENSATION    AS PART OF FUND      PAID TO
      NAME OF DIRECTOR          FROM FUND        EXPENSES         DIRECTORS
----------------------------  -------------  -----------------  --------------
Masayasu Ohi*+                  $       0             None        $        0
Shuichi Komori*+                        0             None                 0
Damrongsuk Amatyakul+                   0             None                 0
Austin C. Dowling*                  8,458             None            17,658
Robert F. Gurnee*                   8,458             None            17,658
Alfred C. Morley*                   8,458             None            17,658
Virabongsa Ramangkura               7,820             None             7,820
Suvit Yodmani**                     3,910             None             3,910


--------------------------
 * Also serves as a director of other investment companies for which an affiliate of Daiwa International Capital Management (H.K.) Limited, the Fund's investment adviser, serves as investment manager or investment adviser.


 + Mr. Ohi and his predecessor, Mr. Komori, who are affiliated with the Investment Adviser, and Mr. Damrongsuk, who was affiliated with the Investment Manager, are considered "interested persons" of the Fund and did not receive any fee compensation from the Fund for their services as directors. Mr. Ohi was elected to the Board of Directors in September 1998 to replace Mr. Komori who resigned. Mr. Damrongsuk resigned as Director and President of the Fund in July 1998.



**  Dr. Suvit resigned as Director of the Fund in July 1998.


                   (2)RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting held on March 4, 1999, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1999, subject to stockholder approval. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of PricewaterhouseCoopers

LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                   (3) APPROVAL OF A NEW INVESTMENT CONTRACT

TERMINATION OF ORIGINAL INVESTMENT CONTRACT;
APPROVAL OF NEW INVESTMENT CONTRACT

    Commencing in the summer of 1998, the Board of Directors of the Fund conducted a review of the Fund's investment management arrangements. In this connection, the Board solicited proposals from a number of investment managers in Thailand. In response, the Board received proposals from four managers, including Thai Farmers Asset Management Co., Ltd. ("TFAM or the "Proposed Manager") and The Mutual Fund Public Company ("MFC"). The Board gathered further information from these investment managers and, in January 1999, members of the Board met with each of the four investment managers under consideration. The information reviewed by the Board included information regarding the number and types of clients advised by the investment managers, including other investment funds; the amount of assets under management by the investment manager; the number of persons employed by the investment manager and information regarding the education and employment experience of the principal investment officers of the investment manager; the compliance systems and personnel of the investment manager; the affiliations of the investment manager; the performance of the investment manager; and the fees proposed to be charged by the investment manager. Based on its review of this information, at its quarterly meeting held on March 4, 1999, the Board of Directors of the Fund, including a majority of the Directors of the Fund who are not officers of the Fund or affiliated with MFC, TFAM or Daiwa SB Investments (HK) Ltd., the Fund's investment adviser (the "Disinterested Directors"), voting in person, approved the appointment of TFAM as the Fund's investment manager to take effect at such time as TFAM registers under the U.S. Investment Advisers Act of 1940, as amended, and that the Investment Contract dated May 21, 1990 (the "Original Investment Contract") between MFC be terminated. By means of a written notice of MFC dated July 16, 1999, the Fund provided MFC with written notice of the termination as investment manager of the Fund under the Original Investment Contract. It is anticipated that TFAM will commence serving as investment manager of the Fund sometime between August 16, 1999 and September 16, 1999.

THE PROPOSED MANAGER

    Thai Farmers Asset Management Co., Ltd. is one of the larger investment managers in Thailand, managing 21 mutual funds with approximately US$1.7 billion in assets as of June 30, 1999. TFAM manages open-end and closed-end equity funds, fixed-income funds and balanced funds.

    TFAM was established as a mutual fund manager in March 1992 pursuant to the Finance Business, Securities Business and Credit Foncier Business Act of Thailand. As of June 30, 1999, TFAM's principal shareholders were as follows:

                                                                                      PERCENTAGE
NAME AND ADDRESS OF SHAREHOLDER                                                       OWNERSHIP
-----------------------------------------------------------------------------------  ------------
Thai Farmers Bank Public Company Limited                                                  63.69%
Thai Farmers Lane, Katburana Road, Bangkok 10140, Thailand
Muang Thai Life Assurance Company Limited                                                 16.67%
250 Rachadaphisek Road, Huaykwang, Bangkok 10320, Thailand
Mercury Asset Management Channel Islands Limited                                          12.14%
Forum House, Green Ville Street, St. Helier, Jersey JE4 8RL,
Channel Islands

    Sombat Lansam Company Limited and Swiss Re Insurance Company Limited own 25% and 24.99% of Muang Thai Life Assurance Company Limited, respectively. Mercury Asset Management Channel Islands Limited is a wholly-owned subsidiary of Mercury Holding BV which, in turn is an indirect wholly-owned subsidiary of Merrill Lynch & Co. Inc.


    The principal address of TFAM is 252/38-41 Muang Thai-Phatra Office Tower I, 31st Floor, Rachadaphisek Road, Huaykwang, Bangkok 10320.


    Certain information regarding the directors and the principal executive officers of the Manager is set forth below:

                                                          PRINCIPAL OCCUPATION
NAME AND ADDRESS                                      AND POSITION WITH THE MANAGER
----------------------------------------  -----------------------------------------------------
Dayana Bunnag*                            Director and President of TFAM
Andrew S. Dalton*                         Director of TFAM
Sirisopa Matrakul*                        Director of TFAM
Pakineenard Tiyachate*                    Executive Vice President, Muang Thai Life
                                          Assurance Co., Ltd.; Director of TFAM
Kraisorn Sudas Na*                        First Senior Vice President, Muang Thai Life
                                          Assurance Co., Ltd.; Director of TFAM
Charae Chutharatkul*                      President, Thai Tapioca Development Institute;
                                          Director and Chairman of TFAM
Nualphan Phanchet*                        Director and First Senior Vice President, Muang
                                          Thai Assurance Co., Ltd.; Director of TFAM
Som Pisansopon*                           First Vice President, Thai Farmers Bank Plc.;
                                          Director of TFAM
Veerawat Phongsathit*                     Vice President and Chief Compliance Officer of TFAM

--------------------------
* Business Address: 252/38-41 Muang Thai-Phatra Office Tower I, 31st Floor, Rachadaphisek Road, Huaykwang, Bangkok 10320

THE INVESTMENT CONTRACT


    The terms of the new Investment Contract between the Fund and TFAM (the "New Investment Contract") is identical to the Fund's Original Investment Contract (the form of which is attached as Annex A), except for the replacement of MFC as investment manager with the Proposed Manager. The holders of a majority of the outstanding voting securities (within the meaning of the U.S. Investment Company Act of 1940 (the "1940 Act")) of the Fund are being asked to approve the New Investment Contract. See "The New Investment Contract" below.



    The following is a summary of the Original Investment Contract and the New Investment Contract. The descriptions of the Original and New Investment Contracts are qualified by reference to Annex A.


THE ORIGINAL INVESTMENT CONTRACT.

    The original Investment Contract, dated as of May 21, 1990, was last submitted to a vote by the Fund's stockholders at the June 10, 1994 Annual Meeting of Stockholders to approve the continuance of the Investment Contract.

    Under the terms of the Original Investment Contract, MFC made investment decisions, prepared research and statistical data and supervised the purchase and sale of securities on behalf of the Fund. MFC also supervised the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies under the direction and control of the Fund's Board of Directors. MFC maintained records and furnished or caused to be furnished all required records or other information for the Fund to the extent such records, reports and other information were not maintained or furnished by the Fund's administrator or other agents. MFC or one of its affiliates was responsible for the compensation and expenses of those of the Fund's Directors, officers and employees who were Directors, officers or employees of MFC or any of its affiliates, except that the Fund bore travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who were directors, officers or employees of MFC to the extent such expenses related to attendance at meetings of the Fund's Board of Directors or any committee thereof.

    Under the terms of the Original Investment Contract, MFC and its affiliates were permitted to provide investment advisory services to other clients, including clients who may invest in securities of Thai companies and, in providing such services, may use non-confidential information furnished by MFC. Conversely, information furnished by others to MFC in the course of providing services to clients other than the Fund may have been useful to, and used by, MFC in providing services to the Fund.

    The Original Investment Contract provided that MFC was not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Original Investment Contract related, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of MFC in the performance of its duties, or from reckless disregard by MFC of its obligations and duties under the Original Investment Contract.

    For its services, MFC received a monthly fee, payable in Thai Baht, at an annual rate of 0.60% of the Fund's assets held under the Investment Contract. For the fiscal year ended December 31, 1998, MFC earned a fee for management and certain administrative services, including expenses, of U.S. $114,290.

THE NEW INVESTMENT CONTRACT.

    The Board of Directors of the Fund, including the Disinterested Directors, approved the succession of MFC by TFAM as the Fund's investment manager on March 4, 1999, subject to TFAM's registration under the U.S. Investment Advisers Act of 1940 and recommended the New Investment Contract for approval by the stockholders of the Fund. The New Investment Contract is identical to the Original Investment Contract. The New Investment Contract will take effect upon TFAM's commencing to provide services under the contract, which, as described above, is expected to occur between August 16, 1999 and September 16, 1999. Continuance of the New Investment Contract for a period beyond 120 days from its effective date is subject to stockholder approval. If so approved, the New Investment Contract will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    The investment management fee as a percentage of net assets payable by the Fund to TFAM will be the same under the New Investment Contract as under the Original Investment Contract.

    In the event that stockholders of the Fund do not approve the New Investment Contract, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Investment Contract.

STOCKHOLDER APPROVAL


    To become effective, the New Investment Contract must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Investment Contract was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Investment Contract for consideration by the stockholders of the Fund.


    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW INVESTMENT CONTRACT.

                    (4) APPROVAL OF A NEW ADVISORY AGREEMENT

THE ADVISER

    Daiwa SB Investments (HK) Ltd. (formerly, Daiwa International Capital Management (H.K.) Limited) (the "Adviser") acts as the Fund's investment adviser. It was established in 1988 to provide a direct investment access not only to the Japanese investors but also worldwide investors in the high growth Pacific Basin markets, and at the same time, to work as an intermediary for Asian investors investing in Japan, North America, Europe and other countries. It has acted as investment adviser to the Fund since the Fund commenced its investment operations. The Adviser is registered under the U.S. Investment Advisers Act of 1940, as amended.

    The Adviser is a direct subsidiary of Daiwa SB Investments, Ltd. (formerly, Daiwa International Capital Management Co., Ltd.) ("DSBI") which maintains sole ownership of investment advisory subsidiaries in the United States, London, Hong Kong and Singapore to provide investment advisory services to a global clientele. DSBI is a leading investment management organization in Japan, managing net assets of US $29 billion worldwide, as of April 1999. DSBI's clients include European, Asian and North American pension funds, mutual funds and financial institutions.

    The address of the Adviser is Level 30, One Pacific Place, 88 Queensway, Hong Kong. The principal address of Daiwa SB Investments Ltd. is 7-9 Nihonbashi 2-chome, Chuo-ku, Tokyo 103-0027.

    Certain information regarding the directors and the principal executive officers of the Investment Adviser is set forth below:


                                                                        PRINCIPAL OCCUPATION
                                                                       AND POSITION WITH THE
NAME AND ADDRESS                                                              ADVISER
-------------------------------------------------------------------  --------------------------
Shuunsuke Ichijo*..................................................  Managing Director
Nobumasa Wakabayashi*..............................................  Director
Shunsuke Omae*.....................................................  Director
Ambrose Chang Chung Kwon*..........................................  Director and Chief
                                                                     Investment Officer


--------------------------
*   Business Address: Level 30, One Pacific Place, 88 Queensway, Hong Kong

THE MERGER

    On April 1, 1999, Daiwa International Capital Management Co., Ltd. merged with two investment management subsidiaries of The Sumitomo Bank, Limited (the "Sumitomo Bank"), SB Investment Management Co., Ltd. and SBIM Investment Trust Management Co., Ltd (the "Merger"). The surviving corporation is named Daiwa SB Investments Ltd. and is the direct parent company of the Adviser owning 100% of its outstanding capital stock.


    As of August 2, 1999, Daiwa Securities Group Inc., Sumitomo Bank and TRPH Corporation each held 44.0%, 30.4% and 10.0% of the outstanding stock of Daiwa SB Investments Ltd., respectively. TRPH Corporation is a wholly owned subsidiary of T. Rowe Price Associates, Inc. The principal address of Sumitomo Bank is 4-6-5 Kitahama, Chuo-ku, Osaka, Japan 541-0041. The principal address of Daiwa Securities Group Inc. is 6-4, Otemachi 2-chome, Chiyoda-ku, Japan, 100-8101. The principal address of TRPH Corporation and T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.



    In connection with the Merger, Sumitomo Bank and Daiwa Securities Group Inc. have become holders of a controlling block of securities (25% or more) in Daiwa SB Investments Ltd. thereby possibly resulting in the assignment of The International Investment Advisory Agreement dated May 21, 1990, between the Fund and the Adviser (the "Original Advisory Agreement") for purposes of Section 15
(a)(4) of the 1940 Act. Pursuant to the requirements of Section 15(a)(4) of the 1940 Act, the Original Advisory Agreement automatically terminates upon its assignment.


    The Adviser does not anticipate any reduction in the quality of services now provided to the investment manager and the Adviser and does not expect that the Merger will result in any material changes in its business or in the manner in which it renders services to the investment manager and the Fund. In addition, the Adviser does not anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENT


    As a result of the possible termination of the Original Advisory Agreement, a majority of the Directors of the Fund who are not officers of the Fund or affiliated with the Adviser, MFC or TFAM (the "Disinterested Directors") approved, voting in person, a new international investment advisory agreement (the "New Advisory Agreement") between the Fund and the Advisor. The New Advisory Agreement is substantially the same as the Original Advisory Agreement, except for the date of execution and provisions that Daiwa SB Investments (HK) Ltd. will not be entitled to receive fees for services or reimbursements for expenses unless and until the payment of fees and expenses are approved by the stockholders of the Fund. The holders of a majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Fund are being asked to approve the New Advisory Agreement, including the payment of fees and expenses of the Adviser from April 1, 1999 to the date the New Advisory Agreement is approved by the Fund's stockholders. See "The New Advisory Agreement" below.

    The following is a summary of the Original Advisory Agreement and the New Advisory Agreement. The description of the New Advisory Agreement is qualified by reference to Annex B.

THE ORIGINAL ADVISORY AGREEMENT.

    The original International Investment Advisory Agreement, dated as of May 21, 1990, was last submitted to a vote by the Fund's stockholders at the June 10, 1994 Annual Meeting of Stockholders to approve the continuance of the International Investment Advisory Agreement.

    Under the terms of the Original Advisory Agreement, the Adviser was required to advise the Fund's investment manager on macro-economic issues as they related to investment decisions involving the Fund's portfolio, to prepare and make available research and statistical data and to provide general and specific advice to the investment manager regarding the Fund's investments. The Fund's investment manager, however, made the ultimate investment decisions. The information and investment advice received by the Fund's investment manager from the Adviser was used for the purpose of managing the Fund's investment portfolio and was evaluated by the investment manager's staff in light of their own expertise and information from other sources. The Adviser also was responsible for monitoring the activities of the Fund's administrator, custodians, transfer agent, accountants, legal counsel and other persons providing services to the Fund.

    The Adviser or one of its affiliates was responsible for the compensation and expenses of the Fund's Directors, officers and employees who were directors, officers or employees of the Adviser or any of its affiliated persons, except that the Fund bore travel expenses of officers and Directors of the Fund who were managing directors, officers or employees of the Adviser to the extent such expenses related to attendance at meetings of the Fund's Board of Directors or any committee thereof.

    The Original Advisory Agreement provided that the Adviser was not liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement related, except for loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Original Advisory Agreement.

    For its services, the Adviser received a monthly fee, payable in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average weekly net assets (including both Thai and U.S. assets). For the fiscal year ended December 31, 1998, the Adviser earned a fee, including expenses, of U.S. $113,679.

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, acts as Administrator to the Fund. For its services as Administrator, DSTC received from the Fund a fee of U.S. $100,000 for the fiscal year ended December 31, 1998, reflecting a waiver of $50,000. DSTC is also the U.S. Custodian. For its services as U.S. Custodian, DSTC received from the Fund fees and expenses of U.S. $10,459 for the fiscal year ended December 31, 1998. After the approval of the New Advisory Agreement, DTSC will continue to act as Administrator and U.S. Custodian of the Fund.

    The Original Advisory Agreement had a provision for termination without penalty at any time by the Fund or by the Adviser upon 60 days' written notice.

THE NEW ADVISORY AGREEMENT.


    The Board of Directors of the Fund (the "Board"), including the Disinterested Directors, approved the New Advisory Agreement on March 4, 1999, the form of which is attached as Annex B (the "New Advisory Agreement") and recommended the Agreement for approval by the stockholders of the Fund. The New Advisory Agreement is substantially the same as the Original Advisory Agreement. The New Advisory Agreement took effect on April 1, 1999, subject to stockholder approval. The New Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


    The investment advisory fee as a percentage of net assets payable by the Fund to the Adviser will be the same under the New Advisory Agreement as under the Original Advisory Agreement.

    In evaluating the New Advisory Agreement, the Board took into account that the Fund's Original Advisory Agreement and the New Advisory Agreement, including that their terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by the Fund, are identical, except for the date of execution and the provision relating to the payment of fees and expenses as described above.

    The Board also examined the terms of the Merger and the possible effects of the Merger upon the Adviser's organization and upon the ability of the Adviser to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Adviser.

    The Board also weighed the effect on the Fund of the Adviser's becoming an affiliated person of Sumitomo Bank. Following the Merger, the Investment Company Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Sumitomo Bank and its affiliates.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreement and voted to recommend its approval to the stockholders of the Fund.

    In the event that stockholders of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Advisory Agreement.

STOCKHOLDER APPROVAL

    To become effective, the New Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreement was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT INCLUDING THE PAYMENT OF FEES AND EXPENSES OF THE ADVISER FROM APRIL 1, 1999 TO THE DATE THE NEW ADVISORY AGREEMENT IS APPROVED BY THE FUND'S STOCKHOLDERS.

MISCELLANEOUS


    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by September 17, 1999, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2000 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1999.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Daniel F. Barry
                                          SECRETARY


One Evertrust Plaza
Jersey City, New Jersey 07302
August 9, 1999

                                                                         ANNEX A



                          THE THAI CAPITAL FUND, INC.



                              INVESTMENT CONTRACT



                                    MAY 21, 1990

                               TABLE OF CONTENTS



                                                   TITLE                                                        PAGE
-----------------------------------------------------------------------------------------------------------     -----

1. Definitions.............................................................................................           1

2. Establishment of the Investment Plan....................................................................           2

3. Basic Obligations and Rights of the Thai Manager........................................................           3

4. Enforcement by Unitholder and the Thai Manager..........................................................           5

5. Units...................................................................................................           5

6. Calculation of Net Asset Value..........................................................................           5

7. Investment Objective, Policies and Limitations..........................................................           6

8. Duration, Changes in Manager or Custodian, and Termination..............................................           6

9. Accounts and Statements.................................................................................           8

10. Distributions..........................................................................................           9

11. Payments...............................................................................................          10

12. Currency...............................................................................................          10

13. Information and Notices................................................................................          10

14. Amendments.............................................................................................          11

15. Governing Law, Jurisdiction; Language and Miscellaneous................................................          11

    Exhibit A..............................................................................................          13

    Exhibit B..............................................................................................          14

    Exhibit C..............................................................................................          15

    Investment Contract (the "Investment Contract") dated as of May 21, 1990 by and among THE MUTUAL FUND COMPANY LIMITED ("MFC"), a Thai limited company, with its principal place of business located at IFCT building, 1770 New Petchburi Road, Bankok 10310, Thailand, and THE THAI CAPITAL FUND, INC. (the "Unitholder"), a Maryland corporation, with its principal place of business located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



    1.  DEFINITIONS



    In this Investment Contract, the following terms have the following meanings:



    "ADVISORY SECTIONS" means Sections 3.1; 3.3; 3.4; 3.8; Article 8 (other than
Section 8.2(b)(Y)) and Section 8.5, insofar as such Section relates to appointment of liquidators under Thai law; and Article 14 (other than Section 14.1(b)(Y));



    "ASSETS" means all assets and rights held by the Investment Plan during its life, including but not limited to Thai Securities;



    "AUDITORS" has the meaning ascribed thereto in Section 9.4(a);



    "BENEFICIAL CERTIFICATE" has the meaning ascribed thereto in Section 5.2;



    "BOARD OF DIRECTORS" means the Board of Directors of the Unitholder;



    "BOT" means the Bank of Thailand or any successor agency or institution of the Royal Thai Government from time to time authorized by law to supervise mutual funds in Thailand;



    "BUSINESS DAY" means a day on which the SET and the New York Stock Exchange are both open for business;



    "CUSTODIAN" means The Bangkok Bank Limited or its successors or permitted assigns under the Thai Custody Contract;



    "DISTRICT COURT" has the meaning ascribed thereto in Section 15.3;



    "DOLLARS" or "$" or "US $" means U.S. dollars;



    "EFFECTIVE DATE" means the date on which the Registration Statement is first declared effective by the SEC under the United States Securities Act of 1933, as amended;



    "FINANCIAL STATEMENTS" has the meaning ascribed thereto in Section 9.2;



    "FUNDS" means the Investment Plan and the Unitholder, jointly and severally, as if such entities were one entity;



    "INVESTMENT PLAN" means the investment project or Krongkarn known in Thailand as the Thai Capital Fund and established by this Agreement;



    "INVESTMENT COMPANY ACT" means the United States Investment Company Act of 1940, as amended;



    "REGISTRATION STATEMENT" means the Unitholder's registration statement on Form N-2 filed with the SEC;



    "SEC" means the United States Securities and Exchange Commission;

    "SECURITIES" means all securities, instruments and rights held by the Investment Plan pursuant to this Investment Contract;



    "SET" has the meaning ascribed thereto in Section 6.2(a);



    "SUPREME COURT" has the meaning ascribed thereto in Section 15.3;



    "THAI CUSTODY CONTRACT" means the Custody Contract among the Unitholder, the Manager and the Custodian in respect of the Investment Plan;



    "THAI MANAGER" means MFC or any successor thereto permitted under Thai law and the U.S. Law;



    "THAI NAV" has the meaning ascribed thereto in Section 6.1;



    "THAI SECURITIES" means all Baht denominated securities and instruments held by the Investment Plan pursuant to this Agreement;



    "UNDERWRITING AGREEMENT" means collectively the Underwriting Agreements in respect of the Unitholder's shares of common stock ($0.01 par value) to be offered in the United States and elsewhere executed on or after the date hereof;



    "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction;



    "UNITHOLDER" means the Thai Capital Fund, Inc., a Maryland corporation;



    "U.S. GAAP" has the meaning ascribed thereto in Section 6.5;



    "U.S. LAW" means applicable United States federal law (including the Internal Revenue Code, Securities Act of 1933, Securities Exchange Act of 1934, Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as from time to time amended) and New York law;



    "U.S. SECTIONS" shall mean the Advisory Sections and Sections 2.1 (with respect to U.S. Law) ; 2.2; 3.6 (except 3.6(b)); 3.7; Article 4 (with respect to U.S. Law) ; Section 5.3; Article 6 (with respect to U.S. GAAP and U.S. Law);
Article 7 (except 7(2)); Article 9 (other than Sections 9.1(b) (ii) and 9.3);
Article 10; Section 11.1; Article 12; Section 13.B; and Article 15;



    "VALUATION DATE" has the meaning ascribed thereto in Section 6.1.



    2.  ESTABLISHMENT OF THE INVESTMENT PLAN



     2.1 The Investment Plan is hereby established as a securities investment fund with effect on and from the Effective Date under the laws of the Kingdom of Thailand for the exclusive benefit of the Unitholder. This Investment Contract, together with the exhibits hereto and the relevant provisions of the laws and regulations of the Kingdom of Thailand, and, with respect to the U.S. Sections, U.S. Law alone, shall govern the relationships, which are contractual relationships, between the Thai Manager and the Unitholder.



     2.2 The Unitholder shall be liable for all liabilities incurred by or on behalf of the Investment Plan in accordance with the terms of this Investment Contract, provided, however, that this Section 2.2 shall not operate to enlarge in any way any liabilities incurred by or on behalf of the Investment Plan.

    3.  BASIC OBLIGATIONS AND RIGHTS OF THE THAI MANAGER



     3.1 (a) The Thai Manager, as investment manager to the Investment Plan hereby undertakes and agrees, upon the terms and conditions herein set forth in this Investment Contract, to manage the acquisition, holding and disposition of Assets, in accordance with the investment objectives and policies as set forth in or contemplated by this Investment Contract and in accordance with such directions and instructions, if any, as are given by the Board of Directors and mutually agreed to by the Thai Manager and the Board of Directors, to pay the permitted expenses of the Investment Plan set forth in Exhibit B hereto and to prepare and make available to the Unitholder information and statistical data in connection therewith.



         (b) The Thai Manager, at its own expense, undertakes and agrees (i) to assist the Funds as they may reasonably request in the conduct of the Funds' business to the extent the conduct of such business involves matters of or relates to Thai law, operation of the Investment Plan or investment of assets of the Investment Plan;
              (ii) to maintain or cause to be maintained for the Funds all books and records required under Thai law and regulations to the extent that such books and records are not maintained or furnished by the Thai Custodian or other agents of the Funds; (iii) to furnish at the Thai Manager's expense for the use of the Funds such office space and facilities as the Funds may require for their reasonable needs in Thailand and to furnish at the Thai Manager's expense clerical services in Thailand related to information, statistical and investment work for the benefit of the Funds; and (iv) to pay the reasonable salaries, fees and expenses of such of the Funds' officers and employees (including the Funds' share of Thai payroll taxes) and any fees and expenses of such of the Funds' directors as are directors, officers or employees of the Thai Manager.



         (c)   (i)  Notwithstanding the foregoing, the Thai Manager shall in discharging its duties under this Section, be entitled to rely on information provided by the Unitholder's administrator and on advice from counsel or accountants for the Unitholder as to compliance with the Unitholder's investment policies or investment limitations, compliance with the requirements of the Investment Company Act, compliance with the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended, or compliance with any requirement under the rules of the New York Stock Exchange. The Thai Manager shall have access to the Unitholder's counsel and accountants.



             (ii) The Thai Manager shall not be responsible for maintaining the Unitholder's books and records except to the extent it is required under the Investment Advisers Act of 1940 to maintain such records. The Thai Manager will provide to the Unitholder's administrator all information in the Thai Manager's possession about or relating to the Fund and necessary for the administrator to comply with the Unitholder's recordkeeping requirements under the Investment Company Act.



     3.2 The Thai Manager agrees to act hereunder in such capacity or capacities as are necessary or appropriate under Thai law, including with respect to the establishment of the Investment Plan pursuant to Section 2.1 hereof. It is expressly agreed that the Thai Manager shall hold legal title to all Assets solely for the account of the Investment Plan for the benefit of the Unitholder and that nothing herein shall constitute the Thai Manager or require it to act as agent, nominee or trustee of the Unitholder with respect to legal title to Thai Securities. The Thai Manager shall hold legal title of Assets separate from its own assets, free and clear of all liens, claims and encumbrances of any party except as provided by this Investment Contract.



     3.3 The Thai Manager shall be entitled to be paid in Baht from the Assets of the Investment Plan, as full compensation for the services rendered and expenses borne by the Thai Manager under the Advisory Sections hereunder, a monthly fee, which accrues weekly and is payable, except as provided below, within five (5) Bangkok business days of the first day of each month following the day on which such payment is computed, at an annual rate equal to 0.60 percent of the net assets of the Investment Plan of the 0.60 percent per annum management fee payable to the Thai Manager, 0.50 percent per annum is for the Thai Manager's investment advisory and asset management services, and 0.10 percent per annum is for the Thai Manager's administrative services. The value of the accrued weekly net assets of the Investment Plan for a month shall be determined as of the close of business in Bangkok on the last SET business day of each week where such last business day falls within one month. Such fee shall be payable from the Investment Plan and shall be computed beginning on the "Closing Date" (as defined in the Underwriting Agreement) until the termination of this Investment Contract for whatever reason. For the purposes of this Investment Contract the net assets of the Investment Plan shall be computed as herein provided.



     3.4 The Thai Manager's services hereunder are not to be deemed exclusive and the Thai Manager is free to render similar services to others.



     3.5 The Thai Manager represents and warrants that it is duly (a) registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and (b) licensed as an investment manager under the Act on the Undertaking of Finance Business, Securities Business and Credit Foncier Business, B.E. 2522 (1979) of Thailand, as amended, and it agrees to use all reasonable efforts to maintain effective its registration, authorization and license, as the case may be, until the termination of this Investment Contract.



     3.6 Neither the Thai Manager nor any affiliate of the Thai Manager shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds for the account of the Investment Plan, except that the Thai Manager or the Thai Manager's affiliates may receive a commission, fee or other remuneration in connection with the sale of securities to or by the Investment Plan, but only to the extent permitted under the Investment Company Act.



     3.7 The Thai Manager may rely on information reasonably believed by the Thai Manager to be accurate and reliable, including without limitation directions or instructions of the Board of Directors pursuant to Section 3.1(a), the information provided by the Unitholder's administrator and advice of the Unitholder's counsel and accountants. Neither the Thai Manager, the Thai Manager's officers, directors, employees, agents or any controlling persons as defined in the Securities Act of 1933 shall be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Funds in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Thai Manager's duties or by reason of reckless disregard on the part of the Thai Manager of the Thai Manager's obligations and duties under this Investment Contract.



     3.8 The Thai Manager shall consult with and review information and advice provided to it by Daiwa International Capital Management (H.K.) Limited, and, in the discretion of the Thai Manager, may or may not follow any such advice.



    4.  ENFORCEMENT BY UNITHOLDER AND THE THAI MANAGER



     4.1 The Unitholder shall have the right at all times to enforce against the Thai Manager the obligations of the Thai Manager under this Investment Contract, including but not limited to, the obligation to act for the benefit of the Unitholder.



     4.2 The Thai Manager shall have the right at all times to enforce against the Unitholder the obligations of the Unitholder under this Investment Contract.



    5.  UNITS



     5.1 Units shall be issued to the Unitholder against payment therefor with respect to all transfers of any assets to the Investment Plan. The value of Units shall, upon the initial transfer of any monies to the Investment Plan be $10.00 each, provided, however, that the value of Units shall thereafter be determined in accordance with Article 6 of this Investment Contract.



     5.2 A beneficial certificate (the "Beneficial Certificate") representing one or more Units, in substantially the form of Exhibit A attached hereto, shall be issued to the Unitholder in respect of all Units issued to the Unitholder. The Beneficial Certificate shall be signed and sealed by the authorised representative(s) of the Thai Manager.



     5.3 Units are not transferable. The Thai Manager shall not issue or deliver a Unit or a Beneficial Certificate to any person other than the Unitholder. The Unitholder may not transfer or assign Units or Beneficial Certificate.



    6.  CALCULATION OF NET ASSET VALUE



     6.1 The net asset value of the Assets (the "Thai NAV") at any time shall be the value of the Assets less the liabilities of the Investment Plan at such time. The net asset value of Units at any time following the initial issuance thereof as described in Section 5.1 shall be the Thai NAV divided by the number of Units issued and outstanding as of such time. The Thai NAV shall be calculated by the Thai Manager with the concurrence of the Unitholder's designee at last business day at the close of each week in Bangkok (a "Valuation Date") as well as when required for the issue of Units pursuant to Article 5 hereof. The Thai NAV shall be calculated by reference to the criteria set forth below (and such other criteria as may be necessary to implement the provisions of the Investment Company Act).



     6.2 The value of Assets held in the Investment Plan shall be determined as follows:



        (a) where the Assets are equity securities listed and traded on the Securities Exchange of Thailand (the "SET") and SET market quotations are readily available, at the last sales price on such exchange on the applicable Valuation Date or, if there is no sale on such exchange on that date, the mean between the last current bid and the asked prices;



        (b) where the Assets are unlisted equity securities, at the mean between current bid and asked prices, if any, or if the same are not available, as determined by the Board of Directors;



        (c) short-term investments having a maturity of 60 days at cost with accrued interest, or discount carried thereon, included in interest receivable;



        (d) other securities as to which market quotations are readily available shall be valued at their market values; and



        (e) all other securities and assets will be taken at fair value in accordance with procedures determined by the Board of Directors.



     6.3 In instances where price cannot be determined in accordance with the above procedures, or in instances in which the Board of Directors determines that it is impracticable or inappropriate to determine price in accordance with the above procedures, the price will be determined in such manner as the Board of Directors may prescribe.



     6.4 There shall be made such allowance (if any) as the Board of Directors may consider appropriate in the case of any asset which the Board of Directors considers may not be fully recoverable.



     6.5 For purposes of determining the Thai NAV, liabilities shall include the amount of any fee payable to the Thai Manager hereunder or to the Custodian under the Thai Custody Contract or other fees and expenses payable hereunder from the Assets of the Investment Plan. Other liabilities shall be determined in accordance with United States generally accepted accounting principles ("U.S. GAAP").



     6.6 Notwithstanding anything in this Investment Contract, (a) for purposes of all reporting required under U.S. Law, the "Unitholder's designee" as used in this Article 6 shall be Princeton Administrators, Inc., which shall determine the Thai NAV in Dollars based upon information supplied by the Thai Manager and/or the Custodian, and (b) for purposes of all reporting required under Thai law, the Thai Manager shall determine the Thai NAV in Baht.



    7.  INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS



    The investment objective, policies and limitations of the Funds will be as described in Exhibit C subject to revision in accordance with (1) U.S. Law and
(2) Thai law.



    8.  DURATION, CHANGES IN MANAGER OR CUSTODIAN, AND TERMINATION



     8.1 This Investment Contract shall become effective on the Effective Date hereof. This Investment Contract, other than the Advisory Sections hereof, shall continue in effect, if not continued in accordance with applicable U.S. Law and Thai law, until the twenty fifth anniversary of the Effective Date or until terminated in accordance with Section 8.4. The Advisory Sections shall continue in effect, if not continued in accordance with applicable U.S. Law as further provided below, until two years from the date hereof. If not sooner terminated, the Advisory Sections shall continue in effect for successive periods of 12 months each thereafter; provided that each such continuance shall be specifically approved annually by the vote of a majority of the Board of Directors who are not parties to this Investment Contract or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (a) either the vote of a majority of the outstanding voting securities of the Unitholder, or (b) a majority of the Board of Directors as a whole.



     8.2 Notwithstanding anything in this Agreement to the contrary, the Advisory Sections may be terminated at any time by the Unitholder without the payment of any penalty upon a vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Unitholder on 60 days' written notice to the Investment Manager. The Advisory Sections shall automatically terminate (a) in the event of assignment of this Investment Contract (as such term is defined in the Investment Company Act); (b) the suspension or revocation of the Thai Manager's license or status to act as Thai Manager to the Investment Plan or investment adviser to the Unitholder, under (X) Thai law, or (Y) U.S. Law, as the case may be. Any notice shall be deemed given when received by the addressee.



     8.3 Upon termination of the Advisory Sections, except as provided by
        Section 8.4 hereof, the Unitholder shall, in accordance with (a) U.S. Law, and (b) Thai law, provide for a successor manager approved by the Bank of Thailand within three months to execute, as investment manager under an agreement in substance similar to the Advisory Sections of this Investment Contract (which may be evidenced by an agreement to become party to all provisions of this Investment Contract) with all such changes, however, as the parties thereto shall agree upon.



     8.4 This Investment Contract, including the Advisory Sections, shall terminate if:



        (a) There is any transfer, assignment or other disposition of any of the Unitholder's interest in the Investment Plan, or any delivery of a Unit or Beneficial Certificate to any person other than the Unitholder;



        (b) The Thai Manager notifies the Unitholder in writing that due to a change in Thai law, in its opinion further operation of the Investment Plan in accordance with this Investment Contract is illegal or infeasible having regard solely to the interests of the Unitholder;



        (c) There has been a suspension of trading for more than 1 day on the Securities Exchange of Thailand; the declaration by Thailand authorities of a banking moratorium; or any war, blockade, embargo, insurrection or armed conflict or escalation of any thereof involving Thailand or the United States, if in any such case the Board of Directors determines that termination is in the best interests of Unitholder;



        (d) Termination of the Custodian's appointment pursuant to the Thai Custody Contract if no successor custodian approved by the Bank of Thailand is appointed thereunder or otherwise;



        (e) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Unitholder or the Thai Manager in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Unitholder or the Thai Manager, as the case may be or for any substantial part of the property thereof, or order the winding-up or liquidation of the affairs thereof;



        (f) The Unitholder or the Thai Manager shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Unitholder or the Thai Manager, as the case may be, or for any substantial part of the property thereof, or shall make any general assignment for the property thereof, or shall make any general assignment for the benefit of creditors thereof, or shall fail generally to pay its debts as they become due; or



        (g) Upon the termination of the Advisory Sections if no successor investment manager is appointed pursuant to Section 8.3; or



        (h) At the discretion of the Unitholder, the Thai Manager and the Board of Directors are unable to reach an agreement regarding any instructions or directions given by the Board of Directors to the Thai Manager as provided in Section 3.1(a).



     8.5 Upon termination of this Investment Contract pursuant to Section 8.4, the Investment Plan will be liquidated by a liquidator appointed by the Thai Manager and agreed to by the Board of Directors, which appointment will be subject to the approval of the BOT. Such liquidation will in an orderly manner dispose of Thai Securities which are restricted as to foreign ownership or which otherwise are not capable of transfer to the Unitholder and remit the proceeds thereof to the Unitholder and, unless directed by the Board of Directors otherwise, cause all other Assets of the Investment Plan to be registered in the name of Unitholder, subject to compliance with Thai law. To the extent that the Unitholder does not take action in respect of Sections 5.3 and 8.4(a), (e) and (f) hereof, the Thai Manager will take all actions necessary to effectuate such Sections and this Section 8.5.



     8.6 This Investment Contract may not be transferred, assigned, sold or in any matter hypothecated or pledged by any party hereto other than as permitted by Article 8 hereof.



     8.7 As used in this Investment Contract, the phrase "majority of the outstanding voting securities of the Unitholder" shall mean the affirmative vote of the holders of a majority of the outstanding voting securities of the Unitholder.



    9.  ACCOUNTS AND STATEMENTS



     9.1 The Thai Manager shall maintain in its principal office in Bangkok sufficient accounts and records to enable a complete and accurate view to be formed by the Unitholder or its designee of the Assets and liabilities and the income and expenditures of the Investment Plan. Such accounts shall be kept in form necessary in order to prepare financial statements (i) pursuant to U.S. GAAP and, (ii) in addition may be kept in such form and language required by the BOT.



     9.2 The Unitholder or its designee shall prepare Financial Statements of the Funds for successive accounting periods, each accounting period commencing immediately after the end of the last preceding such accounting period (or in the case of the first such period from the date of establishment of the Funds) and ending on December 31 in each year (the first such date being December 31, 1990) (the "Financial Statements") and shall also prepare such Financial Statements as of and for the monthly periods ending on the last day of each calendar month (which monthly reports shall be prepared within ten business days after the end of each month), in each case in U.S. dollars on the basis of U.S. GAAP on the respective forms and containing the information for the time being required by the SEC and the New York Stock Exchange.



     9.3 The Thai Manager shall prepare Financial Statements of the Investment Plan in the manner required by Thai law and shall make or cause to be made all reports, publications, notices and filings with respect to the Investment Plan required by Thai law.



     9.4 The Thai Manager and the Unitholder shall:



        (a) cause the Financial Statements to be audited in accordance with U.S. GAAP by an internationally recognized accountancy firm authorized under the laws of the Kingdom of Thailand and the regulations of the BOT (the "Auditors"). The initial Auditors shall be Price Waterhouse. The Thai Manager shall be entitled, with the prior written approval of the Board of Directors or the shareholders of the Unitholder, to remove any person or firm of Auditors and appoint another internationally recognized accountancy firm to be the Auditors. The Thai Manager shall ensure that at all times there are such Auditors for the Investment Plan;



        (b) submit the Financial Statements together with the Auditors' report and such report as the Thai Manager may intend to make to the Unitholder thereon to the Unitholder and the BOT; and



        (c) comply with such requirements as the SEC or BOT may make with respect to such statements and report.



        9.5 FORM OF AUDITOR'S REPORTS. The Auditors' report on the Financial Statements of the Investment Plan shall be in the form required under Thai law and the SEC and the New York Stock Exchange and prepared in accordance with U.S. GAAP. The Thai Manager shall sign all Financial Statements of the Investment Plan, if requested to do so by the Board of Directors.



    10.  DISTRIBUTIONS



     10.1 The Investment Plan will distribute to the Unitholder, at least once each year (on such dates as is determined by the Board of Directors), all or part of the net profit of the Investment Plan for such year. For this purpose, the net profits of the Investment Plan will be calculated in Baht and will include dividends and interest paid with respect to securities, interest on bank deposits, net capital gains from the sale of securities and any other income arising from the Investment Plan's operations, less all expenses of the Investment Plan. Except with respect to payment of expenses as may be further provided in Section 10.2, the Investment Plan shall not make any distribution to Unitholder except out of current net profits or accumulated prior years' net profits not previously distributed, or otherwise as may be declared in accordance with the direction of the Board of Directors.

     10.2 Costs and expenses are payable and distributable out of the assets of the Investment Plan when and as provided in this Investment Contract.



    11.  PAYMENTS



     11.1 Any expenses payable to the Thai Manager or others by the Investment Plan shall be paid, upon order of the Unitholder in the manner as instructed by the Unitholder or a person designated by the Unitholder, provided that the payment by the Thai Manager of expenses directly incurred in connection with the purchase and sale of Securities (i.e., brokerage fees and commissions, transfer and stamp taxes) shall not require the prior order of the Unitholder.



     11.2 All payments from the Investment Plan to be made in currencies other than Baht are subject to Thai law including the Exchange Control law and regulations thereunder.



    12.  CURRENCY



    Except as otherwise provided in this Investment Contract, the accounts and records of the Investment Plan, payments into the Investment Plan and payments out of the Investment Plan shall be made in Baht. Distributions from the Investment Plan shall be calculated in Baht and then converted into Dollars on the date of the making of the distribution. The Financial Statements of the Funds shall be prepared in Dollars, provided, however, that Financial Statements may also be prepared as provided in Section 9.3 hereof. Currency exchange rates between Baht and Dollars for purposes of the Investment Plan's accounts and records shall be determined by the Unitholder or its designee.



    13.  INFORMATION AND NOTICES



        13.1  DOCUMENTS TO BE MADE AVAILABLE; OFFICES



    There shall be held available by the Thai Manager for inspection by any person without charge at the principal office of the Thai Manager in Bangkok at all reasonable business hours copies of:



        (a)     this Investment Contract as from time to time amended;



        (b) the most current sales prospectus related to shares of the Unitholder;



        (c) all filings made by the Unitholder with the SEC (including financial statements) for the two latest fiscal years of the Unitholder or (if less) for all periods since the establishment of the Unitholder; and



        (d) The Thai Manager shall at all times maintain an office or offices in Bangkok and shall notify the Unitholder in the manner prescribed by Section 13.B below of any change in the address of its principal office in Bangkok.



        13.2  NOTICES



    Except as otherwise provided herein, all notices or other communications to the respective parties hereto shall be deemed to have been duly made when delivered by airmail, fax, telex or personal delivery at its address specified below or to such other address as any of the parties hereto may hereafter specify to the other in writing.

           For the Manager:



           The Mutual Fund Company Limited
           IFCT Building
           1770 New Petchburi Road
           Bangkok 10210, Thailand



           For the Unitholder:



           The Thai Capital Fund, Inc.
           800 Scudders Mill Road
           Plainsboro, New Jersey 08536



    14.  AMENDMENTS



     14.1 This Investment Contract shall be capable of amendment only (a) with the prior mutual agreement of the Unitholder (which, in the case of the Advisory Sections, shall be obtained in accordance with U.S. Law) and the Thai Manager, and (b) subject to (X) applicable U.S. Law and
           (Y) applicable Thai law, including approval of the BOT.



     14.2 Sections 5.3 and 8.4(a), (e) and (f) hereof, in addition to the requirements of Section 15.1, may not be amended without the consent of two- thirds of the outstanding voting securities of the Unitholder.



    15.  GOVERNING LAW, JURISDICTION; LANGUAGE AND MISCELLANEOUS



     15.1 This Investment Contract and the Beneficial Certificate shall be governed by and construed in accordance with the laws of the Kingdom of Thailand, provided, however, that all U.S. Sections and all matters arising out of or relating thereto, or as to whether a provision is part of U.S. Sections, shall be governed by U.S. Law.



     15.2 The parties irrevocably agree that any suit, action or proceeding against the Unitholder arising out of or relating to this Investment Contract shall be subject to the non-exclusive jurisdictions of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and irrevocably submit to the jurisdiction of each such Court in connection with any such suit, action or proceeding. The parties waive any objection to the laying of venue of any such suit, action or proceeding in either such Court, and waive any claim that such suit, action or proceeding has been brought in an inconvenient forum. The parties irrevocably consent to service of process in connection with any such suit, action or proceeding by prepaid mail at their respective addresses as set forth in this Investment Contract.



     15.3 The parties further agree that any suit, action or proceeding against the Thai Manager arising out of or relating to this Investment Contract may, at the sole and unreviewable option of the Unitholder, be commenced in the jurisdictions either (i) of the courts of the Kingdom of Thailand or (ii) of the United States District Court for the Southern District of New York (the "District Court") or the Supreme Court of the State of New York, New York County (the "Supreme Court"). In the event the Unitholder exercises its option to commence a suit, action or proceeding in either the District Court or the Supreme Court, the Thai Manager irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding, and the Thai Manager further agrees that, in the event the District Court, for whatever reason, declines to exercise or is determined not to have jurisdiction in connection with any such suit, action or proceeding, the Unitholder may commence a subsequent such suit, action or proceeding in the Supreme Court, and the Thai Manager irrevocably submits to the jurisdiction of the Supreme Court in connection with any such subsequent suit, action or proceeding. The Thai Manager waives any object to the laying of venue of any such suit, action or proceeding in the District Court or the Supreme Court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. The Thai Manager irrevocably consents to service of process in connected with any such suit, action or proceeding by prepaid mail at its address as set forth in this investment Contract.



     15.4 To the extent that the Thai Manager or Unitholder may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Investment Contract, to claim for itself or its revenues or properties any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Investment Contract and/or to the extent that in such jurisdiction there may be attributed to the Thai Manager or the Unitholder such an immunity (whether or not claimed), the Thai Manager and the Unitholder, as the case may be, hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law expressly waives, any such immunity, including, without limitation, a complete waiver of immunity pursuant to the United States Foreign Sovereign Immunities Act.



     15.5  The governing language of this Investment Contract shall be English.



     15.6 The headings contained in this Investment Contract are for reference only and shall not be deemed to limit or affect any of the provisions hereof.



    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, all as of the date first above written.



                                THE MUTUAL FUND COMPANY LIMITED

                                By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                THE THAI CAPITAL FUND, INC.

                                By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                   EXHIBIT A



                              FORM OF CERTIFICATE



                           BENEFICIAL CERTIFICATE OF
                       THE THAI CAPITAL FUND PURSUANT TO
                              INVESTMENT CONTRACT



              dated as of          , 1990 (the "Investment Contract")



Unitholder: The Thai Capital Fund, Inc., a Maryland Corporation.



Issue Date of Units:



Issue Date of Certificate:



Total Number of Units represented hereby:



Per Unit Value:



Time and Place of Payment: As described in the Investment Contract.



Remuneration and other fees: As described in the Investment Contract.



Redemption: Only as specifically permitted in the Investment Contract.



Calculation of Net Asset Value: As described in the Investment Contract.



Duration of the Investment Plan: As described in the Investment Contract.



Notices: As described in the Investment Contract.



    Pursuant to the Investment Contract which establishes the Investment Plan, The Mutual Fund Company Limited, as Thai Manager, issues this Beneficial Certificate subject to all of the terms of the Investment Contract.



THE MUTUAL FUND COMPANY LIMITED

By:
     ----------------------------------------
     Name:
     Title:



    Seal of The Mutual Fund Company Limited  (SEAL)



    This Certificate and the interests represented hereby are nontransferable and may not be held by persons other than The Thai Capital Fund, Inc. This Certificate and the interests represented hereby are in all respects governed by, and subject to, the Investment Contract.



                                 * * * * * * *

                                   EXHIBIT B
                   PERMITTED EXPENSES OF THE INVESTMENT PLAN



    The expenses which the Thai Manager is required and authorized to pay out of the Assets of the Investment Plan in accordance with Section 3.1 of Article 3 are required to be properly vouched and verified by the auditor of the Investment Plan and consist of (only):



 1. Any expenses properly incurred in the publication of the prospectus of the Investment Plan;



 2. The reasonable costs of printing beneficial certificates representing units in the Investment Plan;



 3. All expenses properly incurred in preparing for the publication in newspapers of notices required by Thai and other laws;



 4. All stamp duties, brokerage fees and other expenses properly incurred in acquiring and disposing of Assets;



 5. All expenses properly incurred in making distributions of income and/or capital to the Unitholder;



 6. Audit fees for the Investment Plan;



 7. The fees of the Custodian;



 8. Taxes properly payable in relation to income, profits or gains of the Investment Plan (but not other taxation suffered by the Thai Manager);



 9. Interest and other bank charges properly incurred for the account of the Investment Plan;



 10. The fees of any adviser to the Investment Plan whose appointment and remuneration have been approved in accordance with applicable law;



 11. Travelling and out-of-pocket expenses reasonably incurred by the Thai Manager's representatives attending meetings outside Thailand, which meetings have been authorized by the Board of Directors or its designee;



 12. International communication costs reasonably incurred by the Thai Manager;



 13. Expenses incurred in preparing and distributing reports contemplated by this Investment Contract;



 14. Such other expenses as the Board of Directors may approve; and



 15. Any amount necessary to indemnify the Thai Manager against any action, proceeding, claims, costs, demands and expenses which may be brought against, suffered or incurred by the Thai Manager (other than with respect to any action, proceeding, claim or demand or on behalf of the Unitholder) in connection with the performance or non-performance in good faith of its functions under this Agreement except by reason of wilful misfeasance, bad faith or gross negligence in the performance of the Thai Manager's duties or by reckless disregard on the part of the Thai Manager of the Thai Manager's obligation and duties under the Investment Contract as shall arise by reason of the fraud, negligence or wilful default of the Thai Manager or its officers, servants or delegates.



                                   * * * * * * *

                                   EXHIBIT C



                       INVESTMENT OBJECTIVE AND POLICIES



                                      AND



                             INVESTMENT LIMITATIONS



INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of the Fund is long-term capital appreciation which it seeks through investment primarily in equity securities of Thai companies. "Equity securities of Thai companies" is defined as ordinary shares, preferred shares, warrants and convertible debentures or other convertible debt securities of companies: (i) traded principally on a stock exchange in Thailand or in the over-the-counter market in Thailand; (ii) that derive 50% or more of their total revenue from goods produced, sales made or services performed in Thailand; or
(iii) that are organized under the laws of Thailand but not listed or traded on a stock exchange (provided that any such company is not a start-up and intends to seek a listing on the SET or other organized stock exchange within a reasonable period (i.e., one to three years) of the date of such investment). This objective may not be changed without the approval of the BOT and without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of either (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. There is no assurance that the Fund will achieve its investment objective.



    It is anticipated that under normal circumstances, after the net proceeds of this offering have been invested under the Investment Plan, at least 75% of the Fund's total assets will be invested in equity securities of Thai companies. The remainder of the Fund's assets, under normal circumstances, generally will be invested, to the extent held under the Investment Plan, in Baht bank deposits, short-term debt obligations issued or guaranteed by the Thai government and other short-term Baht-denominated securities, including short- term money market instruments, and, to the extent held outside the Investment Plan, in U.S. Dollar bank deposits or U.S. Dollar short-term money market instruments held outside of Thailand. The purposes of these investments are to provide the Fund with appropriate liquidity to take advantage of market opportunities and meet cash needs. After its initial investment period, the Fund intends to be substantially invested through the Investment Plan in equity securities of Thai companies, but it may hold up to ten percent of its assets outside the Investment Plan to pay expenses incurred by the Fund in the United States and as a reserve for dividends and other distributions to shareholders. Investments in Thai money market instruments may include short-term Thai government obligations and Baht-denominated commercial paper, bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits. Investments in U.S. Dollar money market instruments may include U.S. Treasury bills and notes, commercial paper, bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits. Thai government approval of the Investment Plan is subject to the requirement that, except during the first year of operation of the Investment Plan and except with special permission thereafter, none of the Investment Plan's net assets be invested in non-Thai and non-Baht securities and instruments.

    There is currently no rating system for debt securities in Thailand. However, the Fund intends to invest only in debt securities of companies that the Thai Manager believes to be of high quality.



    Of that portion of the Fund's assets invested in equity securities of Thai companies, it is anticipated that at least 75% will be in securities listed on the SET. The Fund does not intend to emphasize the larger capitalization issues when investing in securities listed on the SET. The balance of its equity investments will be in unlisted securities, including securities that are traded in the Thai over-the-counter market and securities of companies that have applied to be listed on the SET. The Fund may also invest in securities of unlisted companies in the later stages of development that have indicated that they intend to seek (and have reasonable prospects of obtaining) a listing on the set or other organized exchange, generally within one to three years. The Fund will not invest in start-up companies. The Fund intends to invest its assets over a broad spectrum of industries comprising the Thai economy, including, as conditions warrant from time to time, cement, chemicals and plastics, construction, electrical/electronics, finance, food, textiles, glass, rubber, pulp and paper, metal products and machinery, retailing and tourism. In selecting industries and companies for investment, the Thai Manager will consider overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors.



    For temporary defensive purposes, e.g., during periods in which changes in the Thai securities markets, other economic conditions or political conditions in Thailand warrant, the Fund may invest, without limit, in high quality debt instruments, such as Thai government securities, or hold cash. The Fund may also at any time invest its assets held outside of the Investment Plan in U.S. Dollar money market instruments to pay Fund expenses in the United States and as reserves for dividends and other distributions to shareholders and in response to unforeseen circumstances.



    The Fund's policy is to purchase and hold securities for long-term capital appreciation and not to trade in securities for short-term gain, although volatility of the Thai securities market may make it necessary to engage in some short-term trading in order to preserve investment gains. The Fund's annual portfolio turnover rate is not expected to exceed 50%, although in any particular year market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when management of the Fund deems it appropriate to purchase or sell securities for the Fund. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding money market instruments.



INVESTMENT LIMITATIONS



    The following investment limitations are fundamental policies of the Fund and may not be changed without the express approval of the BOT and without the approval of the holders of a majority of the Fund's outstanding voting securities as defined above under "Investment Objective and Policies." If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing values will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of Thai securities held by the Fund subscription rights to purchase securities of that Thai issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer (or that issuer's industry) would otherwise exceed the limits set forth below (or would, as result of such exercise, exceed those limits), it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many shares of the same class and value as it would receive on exercise of such rights.



    The Fund, through the Investment Plan or otherwise, is not permitted to:



     (1) Purchase securities on margin, except as set forth in paragraph (3) below.



     (2) Make short sales of securities or maintain a short position in any security.



     (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid having the Fund be subject to U.S. taxes, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph (3) or any other investment restrictions.



     (4) Buy and sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.



     (5) Make loans, except through the purchase of debt securities consistent with its investment objective and policies.



     (6) Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.



     (7) Make any investment for the purpose of exercising control or management.



     (8) Be operated in breach of Thai laws or the provisions of the Investment Contract.



    Additional Restrictions Imposed by U.S. and Thai Law.



    The Fund is not subject to diversification requirements under the 1940 Act. However, the Fund, and the Investment Plan, are subject to the following requirements. The Fund and the Investment Plan are not permitted to:



     (1) Invest 25% or more of its assets in a single industry. (For this purpose, the Thai Government and its agencies or instrumentalities will be considered an industry).

     (2) Purchase or hold (i) more than 15% of the total number of shares outstanding of any Thai limited company, or (ii) more than 15% of all of the outstanding debentures of any Thai limited company, or (iii) invest more than 15% of the value of the Investment Plan in the securities of any single Thai limited company.



     (3) Purchase or hold promissory notes issued by a Thai credit foncier company if the value thereof would exceed 5% of the Investment Plan's assets.



     (4) Purchase or hold promissory notes issued by a Thai credit foncier company if the total value of promissory notes issued by all Thai finance companies would exceed 10% of the Investment Plan's assets.



    The Fund is also subject to certain requirements under the U.S. Internal Revenue Code of 1986, as amended with respect to its qualification as a regulated investment company requirements. Pursuant to the 1940 Act, the Fund may not invest in securities of Thai companies engaged in the securities business. The Fund intends to file with the Commission a request for an exemptive order permitting the Fund to invest in securities of certain Thai securities companies; however, there is no assurance that such relief will be granted. The Fund believes that securities of Thai companies engaged in the securities business represent a significant industry group within the Thai securities market. If the requested exemptive relief is not granted, the Fund may be adversely affected. To the extent that requirements under Thai law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments, directly or through the Investment Plan, in accordance with such changed law.



                                 * * * * * * *

                                                                         ANNEX B

                  INTERNATIONAL INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made as of April 1, 1999, by and between THE THAI CAPITAL FUND, INC., a Maryland corporation (the "Fund"), and DAIWA SB INVESTMENTS (HK) LIMITED., a Hong Kong corporation (the "Adviser").

    WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Fund's investment objective is long-term capital appreciation which it seeks through investment primarily in the equity securities of Thai companies; and

    WHEREAS, the Fund makes its investments in Thailand through an investment plan (the "Investment Plan") created under Thai law pursuant to an Investment Contract, dated May 21, 1990 (the "Investment Contract"), between the Fund and The Mutual Fund Public Company Limited (the "Manager"); and

    WHEREAS, under the Investment Contract the Fund has retained the Manager to manage its assets held under the Investment Plan; and

    WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund with respect to its assets held outside of the Investment Plan and to provide investment advice to the Manager with respect to the Fund's assets held through the Investment Plan; and

    WHEREAS, the Adviser is willing to render such services.

    NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

    1. APPOINTMENT OF ADVISER. (a) The Fund hereby employs the Adviser for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

        (i) Act as the investment adviser and to manage the investment and reinvestment of the assets of the Fund held outside of the Investment Plan (the "Non-Investment Plan Assets") in accordance with the investment objectives and policies of the Fund, as set forth in the Fund's Prospectus (as defined below). In acting as investment adviser for the Fund's Non-Investment Plan Assets, the adviser shall regularly provide the Fund with such investment research and advice as the Adviser may from time to time consider necessary and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's Non-Investment Plan Assets shall be held in the various securities in which it may invest, subject always to the restrictions of the Fund's Articles of Incorporation and By-Laws, as amended from time to time, the provisions of the 1940 Act and the Fund's investment objectives, investment policies and investment limitations, as the same are set forth in the prospectus (the "Prospectus") of the Fund contained in its registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund's Non-Investment Plan Assets and with respect to the Fund's Non-Investment Plan Assets to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it, and in connection therewith, the Adviser is authorized as agent of the Fund to give instructions to the custodian from time to time of the Fund's Non-Investment Plan Assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek to obtain for the Fund the most favorable net results as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, and any other applicable provisions of law, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Fund is affiliated;

        (ii) Furnish the Manager with factual information, research reports and investment recommendations relating to securities of Thai companies and the Fund's investments held through the Investment Plan. The foregoing information shall include written and oral reports and analyses and statistical information as market trends and reports and advice concerning specific industries, specific Thai companies and specific securities. The foregoing reports, information and advice shall be used by the Manager in such manner and for such purposes as the Manager deems appropriate for the purpose of managing the investments of the Fund held through the Investment Plan. In that regard, it is acknowledged that the Manager may review all information and advice it receives from the Adviser and decide on the basis of the Manger's own analysis, and on the basis of any other information and advice that the Manager may wish to consider, whether, when, and how to implement any of the investment advice and recommendations received from the Adviser;

       (iii) Assist the Fund in the management and conduct of its business. In this connection, the Adviser agrees to (A) maintain or cause to be maintained for the Fund all books and records required under the 1940 Act to the extent that such books and records are not maintained or furnished by the administrator, custodians or other agents of the Fund, (B) furnish at its own expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs to the extent that the same are not furnished by the Fund's administrator (C) provide to the Fund's administrator, on a timely basis, such information as may be necessary or appropriate for the performance by the administrator of its duties, and (D) provide such other administrative services relating to the operation of the Fund, as the Fund may reasonably request;

       (iv) Advise the Fund as to the operation of the Investment Plan, including advice as to the extent to which the Fund's assets should be invested under the Investment Plan and when such investments should be made, advice regarding the extent to which distributions should be made from the Investment Plan and when such distributions should be made and advice regarding termination of the Investment Plan, if at the time appropriate; and

        (v) Advise the Fund regarding services provided by the Fund's administrator, custodians, transfer agent or dividend disbursing agent, any administrator for its dividend reinvestment plan, independent auditors, legal counsel and other persons providing services to the Fund.

    (b) The Adviser accepts such employment and agrees during the term of this Agreement to render such services, to furnish for the Fund such office facilities, bookkeeping and other administrative services as may be required hereunder, to permit any of its offices or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. All services to be rendered and facilities to be provided by the Adviser hereunder shall, at all times, be rendered or provided outside of the Kingdom of Thailand. Consistent with the foregoing and the provisions of Section 1(a)(ii), but without limiting the effect thereof, the Adviser shall in no event have discretion to invest or reinvest assets of the Fund held through the Investment Plan, nor to conclude contracts on behalf of the Manager or the Fund, including contracts for the purchase or sale of securities held or to be held under the Investment Plan. It is understood and agreed that the Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

    2. COMPENSATION. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month (as accrued weekly), an investment advisory fee in U.S. Dollars computed at an annual rate of 0.60% of the Fund's average weekly net assets (including both Thai and U.S. assets). For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during such month and year, respectively. Notwithstanding anything to the contrary in this Section 2, the Adviser shall not be entitled to receive fees for services provided pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    3. NON-EXCLUSIVITY OF SERVICES. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

    4. ALLOCATION OF CHARGES AND EXPENSES. (a) The Adviser shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations under this Agreement, and shall pay all compensation of officers of the Fund and the fees of all directors of the Fund who are affiliated persons of the Adviser or its affiliates. Notwithstanding anything to the contrary in this
Section 4(a), the Adviser shall not be entitled to receive reimbursement for its expenses from the Fund pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    (b) In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by any custodian for the safekeeping of the Fund's securities or other property (including assets held under the Investment
Plan), for keeping its books of account, for any other charges of any such custodian, and for calculating the net assets value of the Fund as provided in the prospectus of the Fund. The Fund shall also assume and pay all other charges and expenses of its operations, including compensation of the Fund's directors (other than those affiliated with the Manager or the Adviser), the charges and expenses of its independent auditors, legal counsel and administrator, any transfer or dividend disbursing agent, any registrar and any administrator for its dividend reinvestment plan, the costs of acquiring and disposing of portfolio securities, interest, if any, on any obligations incurred by the Fund, the cost of share certificates and of reports, membership dues in the Investment Company Institute or any similar trade organization, insurance, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise.

    5. POTENTIAL CONFLICTS OF INTEREST. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund as a director, officer or agent or otherwise.

    6. STANDARD OF CARE; INDEMNIFICATION. (a) The Adviser will exercise its best judgment in rendering the services to be provided by it hereunder. The Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (b) The Fund agrees to indemnify and hold harmless the Adviser for any losses, costs and expenses incurred or suffered by the Adviser arising from any action, proceeding or claims which may be brought against the Adviser in connection with the performance or nonperformance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance if the Adviser's duties or from reckless disregard on the part of the Adviser of the Adviser's obligations and duties under this Agreement.

    7. DURATION AND TERMINATION. This Agreement shall become effective on the date hereof and shall remain in full force for a period of two years from the date hereof, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

    This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on 60 days' written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund.

    This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

    The terms "assignment" and "vote of the holders of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

    Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

    8. SURVIVAL. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

    9. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    10. GOVERNING LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

    11.  MISCELLANEOUS.

    (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    (b) Terms not defined herein shall have the meaning set forth in the Prospectus.

    (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (d) This Agreement may be amended, changed, modified or altered only by a written agreement signed by the parties hereto.

    IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the day and year first above written.

                                  THE THAI CAPITAL FUND, INC.

                                  By:
                                  -------------------------------------------
                                      Name:
                                      Title:

                                  DAIWA SB INVESTMENTS (HK) LIMITED

                                  By:
                                  -------------------------------------------
                                      Shunsuke Omae
                                      Director

                                                                SKU# TCFCM-PS-98

                          THE THAI CAPITAL FUND, INC.

         c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey
                             City, New Jersey 07302

          Proxy Solicited on Behalf of the Board of Directors for the
                       Annual Meeting of Stockholders on
                               September 17, 1999

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Sean J. Peters, John A. Koopman and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on September 17, 1999 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 through 4 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated August 9, 1999.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              --------------------------------

---------------------------------              --------------------------------

---------------------------------              --------------------------------

-------------------------------------------------------------------------------


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------------------------------        The Board of Directors recommends a vote FOR Proposals
              THE THAI CAPITAL FUND, INC.                                                  1 through 4 below.
---------------------------------------------------------------
                                                                                                     For All   With-  For All
                                                                  1. Election of two Class II        Nominees  hold   Except
                                                                     directors to serve for            / /     / /     / /
                                                                     a term expiring on the date
                                                                     on which the Annual Meeting
                                                                     of Stockholders is held in
                                                                     the year 2002, and the
                                                                     election of one Class III
                                                                     director to serve for
                                                                     a term expiring on the
                                                                     date on which the Annual
                                                                     Meeting of Stockholders is
                                                                     held in the year 2000.

                                                                          CLASS II: Austin C. Dowling, Virabongsa Ramangkura
                                                                                        CLASS III: Masayasu Ohi

                                                                     NOTE: If you do not wish your shares voted "For" a
                                                                     particular nominee, mark the "For All Except" box and strike a line through the name of the nominee in the list above.

CONTROL NUMBER:
                                                                                                     For   Against   Abstain
                                                                  2. The ratification of the         / /     / /       / /
                                                                     selection of
                                                                     PricewaterhouseCoopers LLP
                                                                     as independent accountants
                                                                     of the Fund for its fiscal
                                                                     year ending December 31, 1999.

                                                                  3. The approval of the new         / /     / /       / /
                                                                     Investment Management
                                                                     Agreement between the Fund
                                                                     and Thai Farmers Asset
                                                                     Management Company.

                                                                  4. The approval of the new         / /     / /       / /
                                                                     Investment Advisory
                                                                     Agreement between the Fund
                                                                     and Daiwa SB Investments
                                                                     (HK) Limited ("DSBI HK"),
                                                                     including the payment of fees and
                                                                     expenses of DSBI HK from
                                                                     April 1, 1999 to the date the new
                                                                     Investment Advisory Agreement
                                                 --------------      is approved by the Fund's
Please be sure to sign and date this Proxy.      Date                stockholders.
---------------------------------------------------------------
                                                                     Mark box at right if an address change or         / /
                                                                     comment has been noted on the reverse
                                                                     side of this card.

---------Stockholder sign here------------Co-owner sign here---      RECORD DATE SHARES: